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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITOR'S CONSENT


         We consent to the incorporation by reference in Registration Statements No. 333-86653 and No. 333-50476 on Form S-8 of Western Sierra Bancorp of our report dated February 2, 2001 appearing in this Annual Report on Form 10-K of Western Sierra Bancorp for the year ended December 31, 2000.


                                            /s/ Perry-Smith LLP


Sacramento, California
March 30, 2001